                                                                 EXHIBIT 10.14

                        ASSIGNMENT OF MEMBER'S INTEREST


     THIS ASSIGNMENT OF MEMBER'S INTEREST (this "Assignment"), made as of the 25th day of April, 1997, by PAFC MANAGEMENT, INC., a Delaware corporation ("Holding Company Managing Member"), and STANLEY STAHL, a resident of the State of New York ("Stahl"; Holding Company Managing Member and Stahl are hereinafter referred to collectively as "Assignors"), to THE FIRST NATIONAL BANK OF BOSTON, a national banking association ("FNBB"), as Agent for itself and the other Banks from time to time party to the Credit Agreement (as hereafter defined) (FNBB, in its capacity as Agent, is hereinafter referred to as "Lender").

                             W I T N E S S E T H:

     WHEREAS, Assignors are the sole members of Park Avenue Financing Company, LLC, a limited liability company formed under the laws of the State of Delaware (the "Company"); and

     WHEREAS, the Company is presently governed by that certain Certificate of Formation filed December 9, 1996 with the Delaware Secretary of State, and that certain Operating Agreement dated as of April 25, 1997 (collectively the "Organizational Agreements"); and

     WHEREAS, pursuant to that certain Credit Agreement dated of even date herewith among the Company, PAMC Co-Manager Inc. ("Co-Managing Member"; the Company and Co-Managing Member are hereinafter referred to collectively as "Borrower"), FNBB, the other lenders that are a party thereto, Lender and certain other parties (as the same may be varied, extended, supplemented, consolidated, amended, replaced, renewed, modified or restated, the "Credit Agreement"), the Banks have agreed to provide a loan to the Borrower of $80,000,000.00 (the "Loan"), which Loan is evidenced by those certain Notes made by the Borrower to the order of the Banks in the aggregate principal face amount of $80,000,000.00 (such Notes, and each other note as may be issued under the Credit Agreement, as the same may be varied, extended, supplemented, consolidated, amended, replaced, renewed, modified or restated, is hereinafter referred to collectively as the "Note"); and

     WHEREAS, Lender has required, as a condition to the making of the Loan to the Borrower, that Assignors execute this Assignment to secure the obligations of the Borrower under the Note, the Credit Agreement and certain other agreements; and

     WHEREAS, the extension of the Loan by the Banks to the Borrower shall inure to the direct interest and advantage of Assignors;

     NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00), and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

     1. Definitions. Capitalized terms used herein that are not otherwise defined herein shall have the meaning set forth in the Credit Agreement.

     2. Grant of Security Interest. As security for the payment and performance by Assignors of each and all of the duties, responsibilities and obligations under this Assignment, and the duties, responsibilities and obligations of the Borrower under the Credit Agreement, the Note and any and all agreements evidencing, securing or otherwise relating to the obligations evidenced by the Note and the Credit Agreement (this Assignment, the Credit Agreement, the Note and such other agreements, together with any and all renewals, modifications, consolidations and extensions thereof, are hereinafter referred to collectively as the "Loan Documents"; and said duties, responsibilities and obligations of Assignors and the Borrower are hereinafter referred to collectively as the "Obligations"), Assignors do hereby transfer, assign, pledge, convey and grant to Lender, and does hereby grant a security interest to Lender in, all of Assignor's right, title and interest in and to the following:

          (a) All right, title, interest, claims or rights of Assignors now or hereafter in, to or against the Company (including, without limitation, the Assignors' membership interest in the Company, the interest of Assignors in and to the Organizational Agreements, the capital of the Company, and the property and assets of the Company and any rights pertaining thereto), which interest is evidenced by Certificate Nos. 1 and 2 (collectively the "Certificates"), together with any and all other securities, cash, certificates or other property, option or right in respect of, in addition to or substitution or exchange for the Certificates, or other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for all or any thereof; and

          (b) All right, title and interest of Assignor, if any, in and to the Cash Collateral Agreement or any account maintained or funds held pursuant thereto; and

          (c) Any and all profits, proceeds, accounts, income, distributions, payments upon dissolution or liquidation of the Company or the sale, financing or refinancing of any of the property or assets of the Company, proceeds of a casualty or condemnation, return of capital, repayment of loans, and payments of any kind or nature whatsoever, now or hereafter distributable or payable by the Company or any member of the Company (in such member's capacity as a member) to Assignors, by reason of Assignors' interest in the Company or otherwise, or now or hereafter distributable or payable to Assignors from any other source by reason of Assignors being a member in the Company, or on account of any interest in or claim or rights against the Company held by Assignors, or by reason of services performed by Assignors for or on behalf of the Company or with respect to the assets of the Company, and any and all proceeds from any transfer, assignment or pledge of any interest of Assignors in, or claim or right against, the Company (regardless of whether such transfer, assignment or pledge is permitted under the terms hereof or the other Loan Documents), and all claims, chooses in action or things in action now or hereafter arising against the Company; and

          (d) All accounts, contract rights and general intangibles now or hereafter arising from any of the foregoing; and

          (e) All notes or other documents or instruments now or hereafter evidencing or securing any of the foregoing; and

          (f) All right of Assignors to collect and enforce payments distributable or payable by the Company or any member of the Company to Assignors pursuant to the terms of the Organizational Agreements; and

          (g) All documents, writings, leases, books, files, records, computer tapes, programs, ledger books and ledger pages arising from or used in connection with any of the foregoing; and

          (h) All renewals, extensions, additions, substitutions or replacements of any of the foregoing; and

          (i) All powers, options, rights, privileges and immunities pertaining to any of the foregoing; and

          (j) All proceeds of any of the foregoing and all cash, security or other property distributed on account of any of the foregoing.

All of the foregoing described in this paragraph 2 are hereinafter referred to collectively as the "Collateral". The items described in (a), above, are sometimes hereinafter referred to as the "Member Interests"; and the items described in (b) - (j), above, are sometimes hereinafter referred to collectively as the "Distributions."

     3. Obligations Secured. This Assignment secures the payment and performance by Assignors and the Borrower of the Obligations.

     4.   Collection of Distributions.

          (a) It is acknowledged and agreed by the parties hereto that Lender shall have sole and exclusive possession of the Distributions and that this Assignment constitutes a present, absolute and current assignment of all the Distributions and is effective upon the execution and delivery hereof. Payments under or with respect to the Distributions shall be made as follows:

               (i) Assignors shall have no right to receive payments made under or with respect to the Distributions, and all such payments shall be delivered directly by the Company to Lender.

               (ii) If Assignors shall receive any payments made under or with respect to the Distributions, Assignors shall hold all such payments in trust for Lender, will not co-mingle such payments with other funds of Assignors, and will immediately pay and deliver in kind, all such payments directly to Lender for application by Lender in satisfaction of the Obligations in such order as set forth in the Credit Agreement.

               (iii) Assignors hereby agree for the benefit of the Company that all payments actually received by Lender shall be deemed payments to Assignors by the Company. Lender shall apply any and all such payments actually received by Lender in satisfaction of the Obligations in such order as set forth in the Credit Agreement. Lender shall return to Assignors that portion of any payments actually received by Lender from the Company which Lender determines, in the exercise of its sole and absolute discretion but in good faith, is not needed to repay the Obligations.

               (iv) In furtherance of the foregoing, Assignors do hereby notify and direct the Company and its members that all payments under or with respect to the Distributions shall be made directly to Lender at the address of Lender set forth in the Cash Collateral Agreement.

Notwithstanding anything in this Paragraph 4 to the contrary, so long as no Event of Default has occurred, Assignors shall have a license (revocable upon the occurrence of an Event of Default) to receive such amounts as are distributable to Assignors following a distribution to Borrower pursuant to the terms of the Cash Collateral Agreement; it being understood and agreed that such license shall not extend to other amounts payable or distributable to Assignors, including, without limitation, any amounts arising from the sale, transfer, assignment conveyance, option or other disposition of, or any mortgage, hypothecation, encumbrance, financing or refinancing of any interest of Assignors in the Company, any of the assets or properties of the Company or any assets or properties of any other Person in which the Company directly or indirectly owns an interest (regardless of whether such event is permitted under the terms of the Loan Documents).

          (b) Assignors shall cause the Company promptly to distribute all net proceeds of the sale, transfer, assignment, conveyance, option or other disposition of, or any mortgage, hypothecation, encumbrance, financing or refinancing of, any of its assets or properties, and any and all other Distributions distributable or payable by the Company or any member thereof under the terms of the Organizational Agreements.

          (c) Each Assignor hereby irrevocably designates and appoints Lender its true and lawful attorney-in-fact, which appointment is coupled with an interest, either in the name of Lender, or in the name of such Assignor, at such Assignor's sole cost and expense, and regardless of whether Lender becomes a member in the Company or not, to take any or all of the following actions:

               (i) to ask, demand, sue for, attach, levy, settle, compromise, collect, compound, recover, receive and give receipt and acquittances for any and all Collateral and to take any and all actions as Lender may deem necessary or desirable in order to realize upon the Collateral, or any portion thereof, including, without limitation, making any statements and doing and taking any actions on behalf of such Assignor which are otherwise required of such Assignor under the terms of any agreement as conditions precedent to the payment of the Distributions, and the right and power to receive, endorse, assign and deliver, in the name of such Assignor, any checks, notes, drafts, instruments or other evidences of payment received in payment of or on account of all or any portion of the Collateral, and Assignors hereby waive presentment, demand, protest and notice of demand, protest and non-payment of any instrument so endorsed; and

               (ii) to institute one or more actions against the Company or any member thereof in connection with the collection of the Distributions, to prosecute to judgment, settle or dismiss any such actions, and to make any compromise or settlement deemed desirable, in Lender's sole and absolute discretion, with respect to such Distributions, to extend the time of payment, arrange for payment in installments or otherwise modify the terms of the Organizational Agreements with respect to the Distributions or release the Company or any member thereof from their respective obligations to pay any Distribution, without incurring responsibility to, or affecting any liability of, Assignors under the Organizational Agreements;

it being specifically understood and agreed, however, that Lender shall not be obligated in any manner whatsoever to give any notices of default (except as may be specifically required herein) or to exercise any such power or authority or be in any way responsible for the preservation, maintenance, collection of or realizing upon the Collateral, or any portion thereof, or any of Assignors' rights therein. The foregoing appointment is irrevocable and continuing and any such rights, powers and privileges shall be exclusive in Lender, its successors and assigns until this Assignment terminates as provided in Paragraph 14, below.

          (d) Notwithstanding anything herein to the contrary, Assignors hereby authorize and direct the Company and the members thereof to pay all Distributions from or relating to any sale, transfer, assignment, conveyance, option or other disposition of, or any pledge, mortgage, encumbrance, financing or refinancing of, any of the Collateral or the Mortgaged Property directly to Lender (regardless of whether such event is permitted under the terms of the Loan Documents), and all such Distributions received by Assignors shall be promptly delivered to Lender in the same form as received, with the addition only of such endorsements and assignments as may be necessary to transfer title to Lender and, pending such delivery, all such Distributions shall be held in trust for Lender. Lender shall apply any such payments actually received by Lender in satisfaction of the Obligations in such order as set forth in the Credit Agreement.

     5. Warranties and Covenants. Assignors do hereby warrant and represent to, and covenant and agree with, Lender as follows:

          (a) All duties, obligations and responsibilities required to be performed by Assignors as of the date hereof under the Organizational Agreements have been performed, and no default or condition which with the passage of time or the giving of notice, or both, would constitute a default exists under the Organizational Agreements.

          (b) A true, correct and complete copy of the Organizational Agreements, together with all amendments thereto, is attached hereto as Exhibit "A". The Organizational Agreements are in full force and effect. Except for the Loan Documents and the Mortgage Loan Documents, neither the Company nor either of the Assignors is a party to or is bound by any indenture, contract or other agreement which purports to prohibit, restrict, limit, or control the transfer or pledge of the Collateral, the exercise of voting rights with respect to the Company or the management of the Company.

          (c) Assignors are and, except in the event of a Permitted Transfer, shall remain the sole, lawful, beneficial and record owner of the Member Interests and the Distributions, free and clear of all liens, restrictions, claims, pledges, encumbrances, charges, claims of third parties and rights of set-off or recoupment whatsoever (other than those in favor of Lender hereunder), and Assignors have the full and complete right, power and authority to create a security interest in the Collateral in favor of Lender, in accordance with the terms and provisions of this Assignment. The Certificates have been duly authorized and validly issued, and is fully paid and non-assessable. Assignors are not and will not become a party to or otherwise be bound by any agreement, other than the Loan Documents and the Mortgage Loan Documents, which restricts in any manner the rights of any present or future holder of any of the Certificates with respect thereto.

          (d) Assignors are the sole members of the Company, and no other Person owns any legal, equitable or beneficial interest in the Company. The Member Interests are not represented or otherwise evidenced by any certificate or other document other than the Certificates.

          (e) Upon the delivery to Lender of the Certificates, this Assignment creates a valid and binding first priority security interest in the Collateral securing the payment and performance of the Obligations and the performance by Assignors of their obligations hereunder and by the Borrower of its obligations under the Loan Documents, and upon the filing of UCC Financing Statements with the Secretary of State's Office of the State of New York and the Office of the Register of the City of New York, New York County all filings and other actions necessary to perfect and protect such security interests shall have been duly made and taken. Neither Assignors nor the Company have performed or will perform any acts which might prevent Lender from enforcing any of the terms and conditions of this Agreement or which would limit Lender in any such enforcement.

          (f) All original notes and other documents or instruments evidencing, constituting, guaranteeing or securing any of the Distributions or any right to receive the Distributions have been endorsed to and delivered to Lender.

          (g) For the purposes of Article 9-401 of the New York Uniform Commercial Code, the principal place of business of Holding Company Managing Member and the residence of Stahl is located in New York County, New York. In the event that Holding Company Managing Member has more than one (1) place of business in the State of New York, its chief executive office is located in New York County, New York. In order to perfect the pledge and security interests granted herein against Assignors, U.C.C. Financing Statements must be filed with the Secretary of State of the State of New York and the Office of the Register of the City of New York, New York County.

          (h) Each Assignor consents to the execution and delivery of this Assignment by the other Assignor and the admission of Lender or any other purchaser of the "Member Interests" assigned pursuant thereto upon a foreclosure sale or conveyance in lieu thereof or subsequent conveyance thereof as a substitute member of the Company and consents to Lender or such other purchaser acting as the managing member of the Company, with all of the rights and privileges of a member under the Organizational Agreements, in the event that Lender exercises its rights under such Assignment and Lender or such other purchaser succeeds to ownership of all or any portion of such Member Interests. Following any such transfer, Assignors shall take such actions as may be deemed necessary by Lender or such purchaser to reflect such assignment in the records of the Company.

     6. General Covenants. Assignors covenant and agree that, so long as this Assignment is continuing:

          (a) Except for a Permitted Transfer, Assignors shall not, without the prior written consent of Lender, which consent may be withheld by Lender in its sole and absolute discretion, directly, indirectly or by operation of law, sell, transfer, assign, dispose of, pledge, convey, option, mortgage, hypothecate or encumber any of the Collateral, nor shall there occur, directly, indirectly or by operation of law, without the prior written consent of Lender in each instance, which consent may be withheld by Lender in its sole and absolute discretion, any sale, assignment, transfer, conveyance, disposition, option, mortgage, hypothecation, pledge or other encumbrance of any interest in Holding Company Managing Member by Guarantor.

          (b) Assignors shall at all times defend the Collateral against all claims and demands of all persons at any time claiming any interest in the Collateral adverse to Lender's interest in the Collateral as granted hereunder.

          (c) So long as this Assignment remains in effect, Assignors shall not modify, amend, cancel, release, surrender, terminate or permit the modification, amendment, cancellation, release, surrender or termination of, the Organizational Agreements, or dissolve, liquidate or permit the dissolution, liquidation or expiration of the Company or the Organizational Agreements, or seek the partition of any of the assets of the Company without in each instance the prior written consent of Lender, which consent may be withheld by Lender in its sole and absolute discretion; provided, however, that Lender shall not unreasonably withhold its consent to any modification or amendment of the Organizational Agreements which does not affect or have an impact on the management of the Company, any voting rights, the rights to receive Distributions, any provisions of the Organizational Agreements concerning actions that the Company is either authorized to do or that are ultra vires, or otherwise materially affect the Company, the Collateral or the rights and benefits afforded to Lender pursuant to this Agreement, or that are required by the Rating Agency pursuant to the Mortgage (provided that with respect to any changes that are requested by the Rating Agency, Assignors shall execute and deliver to Lender such agreements or amendments to the Loan Documents as Lender may reasonably require) (such modifications or amendments described in the foregoing proviso are hereinafter referred to as the "Minor Amendments").

          (d) (i) Assignors shall perform all of their respective duties, responsibilities and obligations under the Organizational Agreements to the extent they have authority to do so hereunder and with respect to the Collateral, and shall diligently and in good faith protect the value of the Collateral. Assignors shall not permit any change in the Managing Member of the Company to occur. Except with respect to a Permitted Transfer, Assignors shall not, without the prior written consent of Lender, which consent may be withheld by Lender in its sole and absolute discretion, take any action which could result in the sale, reduction, cancellation, dilution, diminution, conversion or withdrawal of any interest of either of Assignors in the Company, or omit to take any action necessary to prevent any such sale, reduction, cancellation, dilution, diminution or conversion, or otherwise take any action or omit to take any action that would or could, in the exercise of Lender's judgment, jeopardize or diminish the security afforded to Lender by the Collateral. Without limiting the foregoing, Assignors shall not consent to or permit to occur the admission of any new member in the Company, the creation of any new class of interest in the Company or the issuance, directly or indirectly, of any other equity interest in the Company.

               (ii) Assignors shall not, without the prior written consent of Lender, which consent may be withheld by Lender in its sole and absolute discretion, take any action which could result in the sale, reduction, cancellation, dilution, diminution or conversion of any interest of Guarantor in Holding Company Managing Member. Without limiting the foregoing, Assignors shall not, without the prior written consent of Lender, which consent may be withheld by Lender in its sole and absolute discretion, consent to or permit to occur the admission of any new shareholder in Holding Company Managing Member, the creation of any new class of interest in the Holding Company Managing Member or the issuance, directly or indirectly, of any other equity interest in Holding Company Managing Member.

          (e) Assignors shall pay all taxes and other charges against the Collateral, shall not use the Collateral illegally, and shall not suffer to exist any loss, theft, damage or destruction of the Collateral and shall suffer to exist no levy, seizure or attachment of the Collateral.

          (f) Assignors, at the request of Lender, shall take such actions as Lender reasonably may require to enforce the terms of the Organizational Agreements or any other contract, agreement or instrument included in, giving rise to, creating, establishing, evidencing or relating to the Collateral or to collect or enforce any claim for payment or other right or privilege assigned to Lender hereunder.

          (g) Assignors authorize Lender, at the expense of Assignors, to execute and file any financing statement or statements deemed necessary by Lender to perfect its security interest in any of the Collateral. Any such financing statement may be signed by Lender alone. Assignors will sign and deliver any financing statements and other documents, and perform such other acts as Lender may deem necessary or desirable from time to time to establish and maintain in favor of Lender, valid and perfected security interests in the Collateral, free of all other liens, encumbrances, security interests and claims other than as permitted by the terms of this Assignment. Assignors shall also furnish to Lender such evidence as it reasonably may require to confirm the value of the Collateral, and shall do anything else Lender may reasonably require from time to time to establish a valid security interest in and to further protect and perfect its security interest in the Collateral.

          (h) Except for those items of the Collateral that are delivered to Lender as provided herein, the Collateral, and all records of Assignors relative to the Collateral, are and will be kept at the office of Assignors located in New York County, New York. Assignors shall give Lender not fewer than thirty (30) days prior written notice of any proposed change in the name of Holding Company Managing Member or the Company and any proposed change in the location of the Collateral or of such records, and Assignors will not, without the prior written consent of Lender, move the Collateral or such records to a location outside of New York County, New York or keep duplicate records with respect to the Collateral at any address outside such county. Nothing contained in this subparagraph shall be construed so as to prevent Assignors from keeping material abstracted from the books and records described herein at any of its offices as necessity or convenience dictates. Assignors shall permit the Lender or any representative designated by the Lender, at the Assignors' expense, to examine the books and accounts of the Assignors (and to make copies thereof and extracts therefrom) and to discuss the affairs, finances and accounts of the Assignors with, and to be advised as to the same by, its members and officers, all at such reasonable times and intervals as the Lender may reasonably request. The Lender shall use good faith efforts to coordinate such visits and inspections so as to minimize the interference with and disruption to Assignors' normal business operations.

          (i) Without limiting any other terms of the Loan Documents prohibiting or restricting the ability of the Company to incur Indebtedness, if any amounts are due from the Company to Assignors and the obligations to repay such amount is to be evidenced by a separate document or instrument, then as evidence of such obligations, Assignors shall cause the Company to issue Assignors, as the evidence of any obligations of the Company to pay Distributions to Assignors in the future, a promissory note bearing the legend attached hereto as Exhibit "B" and which note shall provide that all payments due under such promissory note are to be paid directly to Lender as required by and applied as provided in the Loan Documents until the Obligations are paid in full or this Assignment is otherwise terminated as provided herein. No other evidence of such obligations shall be executed by the Company to Assignors.

          (j) Assignors shall promptly deliver to Lender any note or other document or instrument entered into after the date hereof which evidences, constitutes, guarantees or secures any of the Distributions or any right to receive a Distribution, which notes or other documents and instruments shall be accompanied by such endorsements or assignments as Lender may require to transfer title to Lender.

          (k) Assignors will provide to Lender such documents and reports respecting the Collateral in such form and detail as Lender reasonably may request from time to time.

          (l) Anything herein to the contrary notwithstanding, (i) Assignors shall remain liable under the Organizational Agreements and all other contracts, agreements and instruments included in, giving rise to, creating, establishing, evidencing or relating to the Collateral to the extent set forth therein to perform all of its duties and obligations (including, without limitation, the making of any contributions to the capital of the Company or the payment of any other sum to or on behalf of the Company) to the same extent as if this Assignment had not been executed, (ii) the exercise by Lender of any of its rights hereunder shall not release Assignors from any of their respective duties or obligations under the Organizational Agreements or any such contracts, agreements and instruments (other than those duties or obligations first arising after Lender or its nominee acquires title to the Collateral following a foreclosure), and (iii) Lender shall not have any obligation or liability under the Organizational Agreements or any such contract, agreement or instrument by reason of this Assignment, nor shall Lender be obligated to perform any of the obligations or duties of Assignors thereunder or to take any action to collect or enforce any claim for payment or other right or privilege assigned to Lender hereunder.

          (m) If Assignors shall at any time be entitled to receive or shall receive any cash, certificate or other property, option or right, upon, in respect of, as an addition to, or in substitution or exchange for any of the Collateral, whether for value paid by Assignors or otherwise, the Assignors agree that the same shall be deemed to be Collateral and shall be delivered directly to Lender in each case, accompanied by proper instruments of assignment duly executed by Assignors in such a form as reasonably may be required by Lender, to be held by Lender subject to the terms hereof, as further security for the Obligations (except as otherwise provided herein with respect to the application of the foregoing to the Obligations). If Assignors receive any of the foregoing directly, Assignors agree to hold such cash or other property in trust for the benefit of Lender, and to surrender such cash or other property to Lender immediately.

     7. Covenants with Respect to Indebtedness, Operations, Fundamental Changes of Holding Company Managing Member. Holding Company Managing Member represents, warrants and covenants as of the date of hereof and until such time as the Obligations are paid in full, that Holding Company Managing Member:

          (a) does not own and will not own any encumbered asset other than its interest as a member in the Company (which will only be encumbered by liens in favor of the Agent);

          (b) is not engaged and will not engage in any business other than the ownership and operation of its interest as a member in the Company;

          (c) does not and will not have any subsidiaries (whether the same would constitute an entity that could be consolidated on Holding Company

Managing Member's financial statements or a minority interest) other than the Company;

          (d) will not enter into any contract or agreement with any member, principal or affiliate of the Holding Company Managing Member or Company or any affiliate of any such member, principal or affiliate, except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than an affiliate;

          (e) has not incurred and will not incur any Indebtedness, other than the Obligations and other than current liabilities of Holding Company Managing Member incurred in the ordinary course of business in connection with normal purchases of goods and services; no other debt may be secured (senior, subordinate or pari passu) by any right or asset of Holding Company Managing Member;

          (f) has not made and will not make any loans or advances to any third party (including the Property Owner, the Company or any affiliate of the Company or any member of the Company);

          (g) is and will remain solvent and pay its debts and liabilities (including, without limitation, employment and overhead expenses) from its assets as the same shall become due;

          (h) has done or caused to be done and will do all things necessary to observe company, corporate and partnership formalities (as applicable) and to preserve its existence, and will not, nor will any member or shareholder thereof, amend, modify or otherwise change its Organizational Agreements in a manner which adversely affects Holding Company Managing Member's or such member's or shareholder's existence as a single-purpose entity;

          (i) will conduct and operate its business as presently conducted and operated;

          (j) will maintain books and records and bank accounts separate from those of its affiliates, including its members;

          (k) will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any affiliate thereof, including any member or any affiliate of any member of the Company, Holding Company Managing Member or any Guarantor) and shall maintain and use separate stationery, invoices and checks;

          (l)  will file its own separate tax returns;

          (m) will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

          (n) will not, nor shall any member, shareholder or affiliate, seek the dissolution or winding up, in whole or in part, of Assignor or Holding Company Managing Member;

          (o) will not enter into any transaction of merger, consolidation or other business combination, or acquire by purchase or otherwise all or substantially all of the business or assets of, or any stock or beneficial ownership of, any entity;

          (p) will not commingle the funds and other assets of Holding Company Managing Member with those of any member, any affiliate or any other Person;

          (q) has and will maintain its assets in such a manner that it is not costly or difficult to segregate, ascertain or identify its individual assets from those of any affiliate or any other Person;

          (r) does not and will not hold itself out to be responsible for the debts or obligations of any other Person;

          (s) shall comply with the provisions of its Organizational Agreements; and

          (t) shall be organized and conduct its business so that, and otherwise cause, the assumptions of fact made with respect to Borrower, Managing Member, Holding Company Managing Member, Guarantor, the Property Owner and 277 Park Avenue Finance Corp. in that certain opinion letter dated the date hereof delivered by Latham & Watkins with respect to non-consolidation issues, delivered in connection with the execution and delivery of the Loan Documents shall be true and correct, in all material respects at all times.

     8. Events of Default. An Event of Default shall exist hereunder upon the occurrence of any of the following:

          (a) Any warranty, representation or statement made by or on behalf of Assignors in this Assignment proves untrue or misleading in any material respect and such warranty, representation or statement is not cured within the cure period permitted in Section 7.18 of the Credit Agreement; or

          (b) Assignors shall fail to duly and fully comply with any covenant, condition or agreement in Paragraph 6(a), 6(c), 6(d), 6(e), 6(i), 6(j), 6(m) or 7 of this Assignment; or

          (c) Assignors shall fail to duly and fully comply with any other covenant, condition or agreement of this Assignment (other than those specified above in this Paragraph 8) and the same is not cured within thirty (30) days following receipt of written notice of such default; or

          (d) The occurrence of an Event of Default under any of the Loan Documents.

Notwithstanding anything contained in Paragraph 8(b) above to the contrary,
(i) no Event of Default shall exist hereunder upon the failure of the Assignors to obtain the prior consent of the Lender to a Minor Amendment pursuant to Paragraph 6(c) unless the Assignors fail to cure such default within five (5) days following receipt of written notice of such default, (ii) no Event of Default shall exist hereunder upon the failure of Assignors to perform all of their respective duties, responsibilities and obligations under the Organizational Agreements as provided in Paragraph 6(d) unless the Assignors fail to cure such default within five (5) days following receipt of written notice of such default, and (iii) no Event of Default shall exist upon the failure of Assignors to pay any taxes against the Collateral involving individually or in the aggregate an amount not to exceed $500,000.00 unless the Assignors fail to cure such default within five (5) days following receipt of written notice of such default (but in any event prior to the commencement of any proceeding to foreclose any lien that may attach as security therefor), or in the event of any levy or attachment of any of the Collateral for a claim individually or in the aggregate of less than $500,000.00 unless Assignors fail to cure such default within the earlier to occur of (A) five (5) days following receipt of written notice of such default from Lender or (B) five (5) days following the date of such levy or attachment.

     9.   Remedies.

          (a) Upon the occurrence of any Event of Default, Lender may take any action deemed by Lender to be necessary or appropriate to the enforcement of the rights and remedies of Lender under this Assignment and the Loan Documents, including, without limitation, the exercise of its rights and remedies with respect to any or all of the Member Interests. The remedies of Lender shall include, without limitation, all rights and remedies specified in the Loan Documents and this Assignment, all remedies of Lender under applicable general or statutory law, and the remedies of a secured party under the Uniform Commercial Code as enacted in the State of New York, regardless of whether the Uniform Commercial Code has been enacted or enacted in that form in any other jurisdiction in which such right or remedy is asserted. Any notice required by law, including, but not limited to, notice of the intended disposition of all or any portion of the Collateral, shall be reasonably and properly given in the manner prescribed for the giving of notice herein, and, in the case of any notice of disposition, if given at least ten (10) calendar days prior to such disposition. Lender may require Assignors to assemble the Collateral and make it available to Lender at any place to be designated by Lender which is reasonably convenient to both parties. It is expressly understood and agreed that Lender shall be entitled to dispose of the Collateral at any public or private sale, and that Lender shall be entitled to bid and purchase at any such sale. In the event that Lender is the successful bidder at any public or private sale of any note or other document or instrument evidencing Assignors' right to receive a Distribution, Lender shall be entitled to credit the amount bid by Lender against the obligations evidenced by such note, document or instrument rather than the obligations evidenced by the Note. To the extent the Collateral consist of marketable securities, Lender shall not be obligated to sell such securities for the highest price obtainable, but shall sell them at the market price available on the date of sale. Lender shall not be obligated to make any sale of the Collateral if it shall determine not to do so regardless of the fact that notice of sale of the Collateral may have been given. Lender may, without notice or publication, adjourn any public sale from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. Each such purchaser at any such sale shall hold the Collateral sold absolutely free from claim or right on the part of Assignors. In the event that any consent, approval or authorization of any governmental agency or commission will be necessary to effectuate any such sale or sales, Assignors shall execute all such applications or other instruments as Lender may deem reasonably necessary to obtain such consent, approval or authorization. Lender may notify any account debtor or obligor with respect to the Collateral to make payment directly to Lender, and may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose or realize upon the Collateral as Lender may determine whether or not the Obligations or the Collateral are due, and for the purpose of realizing Lender's rights therein, Lender may receive, open and dispose of mail addressed to Assignors and endorse notes, checks, drafts, money orders, documents of title or other evidences of payment, shipment or storage of any form of Collateral on behalf and in the name of either Assignor, as its attorney-in-fact. In addition, each Assignor hereby irrevocably designates and appoints Lender its true and lawful attorney-in-fact either in the name of Lender or Assignors to (i) sign such Assignor's name on any Collateral, drafts against account debtors, assignments, any proof of claim in any bankruptcy or other insolvency proceeding involving any account debtor, any notice of lien, claim of lien or assignment or satisfaction of lien, or on any financing statement or continuation statement under the Uniform Commercial Code; (ii) send verifications of accounts receivable to any account debtor; and (iii) in connection with a transfer of the Collateral as described above, sign in such Assignor's name any documents necessary to transfer title to the Collateral to Lender or any third party. All acts of said power of attorney are hereby ratified and approved and Lender shall not be liable for any mistake of law or fact made in connection therewith. This power of attorney is coupled with an interest and shall be irrevocable so long as any amounts remain unpaid on any of the Obligations. All remedies of Lender shall be cumulative to the full extent provided by law, all without liability except to account for property actually received, but the Lender shall have no duty to exercise such rights and shall not be responsible for any failure to do so or delay in so doing. Pursuit by Lender of certain judicial or other remedies shall not abate nor bar other remedies with respect to the Obligations or to other portions of the Collateral. Lender may exercise its rights to the Collateral without resorting or regard to other collateral or sources of security or reimbursement for the Obligations.

          (b) If Assignors fail to perform any agreement or covenant contained in this Assignment beyond any applicable period for notice and cure, Lender may itself perform, or cause to be performed, any agreement or covenant of Assignors contained in this Assignment which Assignors shall fail to perform, and the cost of such performance, together with any expenses, including reasonable attorneys' fees actually incurred (including attorneys' fees incurred in any appeal) by Lender in connection therewith, shall be payable by Assignors upon demand and shall constitute a part of the Obligations and shall bear interest at the rate for overdue amounts as set forth in the Credit Agreement.

          (c) Whether or not an Event of Default has occurred and whether or not Lender is the absolute owner of the Collateral, Lender may take such action as Lender may deem necessary to protect the Collateral or its security interest therein, Lender being hereby authorized to pay, purchase, contest and compromise any encumbrance, charge or lien which in the judgment of Lender appears to be prior or superior to its security interest, and in exercising any such powers and authority to pay reasonably necessary expenses, employ counsel and pay reasonable attorney's fees. Any such advances made or expenses incurred by Lender shall be deemed advanced under the Loan Documents, shall increase the indebtedness evidenced and secured thereby, shall be payable upon demand and shall bear interest at the rate for overdue payments set forth in the Credit Agreement.

          (d) Any certificates or securities held by Lender as Collateral hereunder may, at any time, and at the option of Lender, be registered in the name of Lender or its nominee, endorsed or assigned in blank or in the name of any nominee and Lender may deliver any or all of the Collateral to the issuer or issuers thereof for the purpose of making denominational exchanges or registrations or transfer or for such other purposes in furtherance of this Agreement as Lender may deem desirable. Until the occurrence of an Event of Default, Assignors shall retain the right to vote any of the Collateral, in a manner not inconsistent with the terms of this Agreement and the other Loan Documents, and Lender hereby grants to Assignors its proxy to enable Assignors to so vote any of the Collateral (except that Assignor shall not have any right to exercise any such power if the exercise thereof would violate or result in a violation of any of the terms of this Agreement or any of the other Loan Documents). At any time after the occurrence and during the continuance of any Event of Default, Lender or its nominee shall, without notice or demand, automatically have the sole and exclusive right to give all consents, waivers and ratifications in respect of the Collateral and exercise all voting and other management, approval or other rights at any meeting of the members of the Company (and the right to call such meetings) or otherwise (and to give written consents in lieu of voting thereon), including, without limitation, exercising the right to cause the Company to cause Co-Managing Member to be the sole managing member of the Property Owner, and exercise any and all rights of conversion, exchange, subscription or any of the rights, privileges or options pertaining to the Collateral and otherwise act with respect thereto and thereunder as if it were the absolute owner thereof (all of such rights of the Assignors ceasing to exist and terminating upon the occurrence of an Event of Default) including, without limitation, the right to exchange, at its discretion, any and all of the Collateral upon the merger, consolidation, reorganization, recapitalization or the readjustment of the issuer thereof, all without liability except to account for property actually received and in such manner as Lender shall determine in its sole and absolute discretion, but Lender shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for the failure to do so or delay in so doing. The exercise by Lender of any of its rights and remedies under this paragraph shall not be deemed a disposition of collateral under Article 9 of the UCC nor an acceptance by Lender of any of the Collateral in satisfaction of the Obligations.

     10. Duties of Lender. The powers conferred on Lender hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Lender's duty with reference to the Collateral shall be solely to use slight care in the custody and preservation of the Collateral, which shall not include any steps necessary to preserve rights against prior parties. Lender shall have no responsibility or liability for the collection of any Collateral or by reason of any invalidity, lack of value or uncollectability of any of the payments received by it.

     11.  Indemnification.

          (a) It is specifically understood and agreed that this Assignment shall not operate to place any responsibility or obligation whatsoever upon Lender, or cause Lender to be, or to be deemed to be, a member in the Company and that in accepting this Assignment, Lender neither assumes nor agrees to perform at any time whatsoever any obligation or duty of Assignors relating to the Collateral or under the Organizational Agreements or any other mortgage, indenture, contract, agreement or instrument to which the Company is a party or to which it is subject, all of which obligations and duties shall be and remain with and upon Assignors (provided, however, that Assignors shall not be liable for the performance of any liabilities or duties under the Organizational Agreements which may result from written amendments thereof made by Lender after the occurrence of an Event of Default).

          (b) Assignors agree to indemnify, defend and hold Lender harmless from and against any and all claims, expenses, losses and liabilities growing out of or resulting from this Assignment (including, without limitation, enforcement of this Assignment) or acts taken or omitted by Lender hereunder or in connection herewith, except claims, expenses, losses or liabilities resulting from Lender's gross negligence or wilful misconduct.

           (c) Assignors upon demand shall pay to Lender the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and disbursements of counsel actually incurred (including those incurred in any appeal), and of any experts and agents, which Lender may incur in connection with (i) the administration of this Assignment, (ii) the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Lender hereunder, or (iv) the failure by Assignors to perform or observe any of the provisions hereof beyond any applicable period for notice and cure.

     12. Security Interest Absolute. All rights of Lender, and the security interests hereunder, and all of the obligations secured hereby, shall be absolute and unconditional, irrespective of:

          (a) Any lack of validity or enforceability of the Loan Documents or any other agreement or instrument relating thereto;

          (b) Any change in the time (including the extension of the maturity date of the Note), manner or place of payment of, or in any other term of, all or any of the Obligations or any other amendment or waiver of or any consent to any departure from the Loan Documents;

          (c) Any exchange, release or nonperfection of any other collateral for the Obligations, or any release or amendment or waiver of or consent to departure from any of the Loan Documents with respect to all or any part of the Obligations; or

          (d) Any other circumstance (other than payment of the Obligations in full) that might otherwise constitute a defense available to, or a discharge of, Assignors or any third party for the Obligations or any part thereof.

     13. Amendments and Waivers. No amendment or waiver of any provision of this Assignment nor consent to any departure therefrom shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No delay or omission of Lender to exercise any right, power or remedy accruing upon any Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to be a waiver of any such Event of Default, or acquiescence therein; and every right, power and remedy given by this Assignment to Lender may be exercised from time to time and as often as may be deemed expedient by Lender. Failure on the part of Lender to complain of any act or failure to act which constitutes an Event of Default, irrespective of how long such failure continues, shall not constitute a waiver by Lender of Lender's rights hereunder or impair any rights, powers or remedies consequent on any Event of Default. Assignors hereby waive to the extent permitted by law all rights which Assignors have or may have under and by virtue of the Uniform Commercial Code as enacted in the State of New York, and any federal, state, county or municipal statute, regulation, ordinance, Constitution or charter, now or hereafter existing, similar in effect thereto, providing any right of Assignors to notice and to a judicial hearing prior to seizure by Lender of any of the Collateral. Each Assignor hereby waives and renounces for itself, its heirs, successors and assigns, all rights to the benefits of any statute of limitations and any moratorium, reinstatement, marshaling, forbearance, valuation, stay, extension, homestead, redemption and appraisement now provided or which may hereafter be provided by the Constitution and laws of the United States and of any state thereof, both as to itself and in and to all of its property, real and personal, against the enforcement of this Assignment and the collection of any of the Obligations.

     14. Continuing Security Interest; Transfer of Note; Release of Collateral. This Assignment shall create a continuing security interest in the

Collateral and shall (a) remain in full force and effect until the payment in full in immediately available funds of the Obligations, (b) be binding upon Assignors and their permitted successors and assigns, and (c) inure, together with the rights and remedies of Lender hereunder, to the benefit of Lender and the Banks and their respective successors, transferees and assigns. Upon the payment in full in immediately available funds of the Obligations, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Assignors. Upon any such termination, Lender will, at Assignors' expense, execute and deliver to Assignors such documents as Assignors shall reasonably request to evidence such termination.

     15. Modifications, Etc. Assignors hereby consent and agree that Lender and the Banks may at any time and from time to time, without notice to or further consent from Assignors, either with or without consideration, surrender any property or other security of any kind or nature whatsoever held by it or by any person, firm or corporation on its behalf or for its account, securing the Obligations; substitute for any Collateral so held by it, other collateral of like kind; agree to modification of the terms of the Loan Documents; extend or renew the Loan Documents for any period; grant releases, compromises and indulgences with respect to the Loan Documents for any period; grant releases, compromises and indulgences with respect to the Loan Documents to any persons or entities now or hereafter liable thereunder or hereunder; release any guarantor, endorser or any other Person liable with respect to the Obligations; or take or fail to take any action of any type whatsoever; and no such action which Lender shall take or fail to take in connection with the Loan Documents, or any of them, or any security for the payment of the Obligations or for the performance of any obligations or undertakings of Assignors, nor any course of dealing with Assignors or any other person, shall release Assignors' obligations hereunder, affect this Assignment in any way or afford Assignors any recourse against Lender.

     16. Securities Act. In view of the position of Assignors in relation to the Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as amended, and all rules and regulations issued pursuant thereto or any similar federal, state or local law, rule, regulation or order (collectively the "Applicable Law") hereafter enacted analogous in purpose or effect (such Act and any such similar law as from time to time in effect being called the "Federal Securities Laws") with respect to any disposition of the Collateral permitted hereunder. Assignors understand that compliance with the Federal Securities Laws might very strictly limit the course of conduct of Lender if Lender were to attempt to dispose of all or any part of the Collateral in accordance with the terms hereof, and might also limit the extent to which or the manner in which any subsequent transferee of any Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Lender in any attempt to dispose of all or part of the Collateral in accordance with the terms hereof under applicable Blue Sky or other state securities laws or similar Applicable Law analogous in purpose or effect. Assignors recognize that in light of the foregoing restrictions and limitations Lender may, with respect to any sale of the Collateral, limit the purchasers to those who will agree, among other things, to acquire such Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. Assignors acknowledge and agree that in light of the foregoing restrictions and limitations, the Lender in its sole and absolute discretion may, in accordance with Applicable Law, (a) proceed to make such a sale whether or not a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under the Federal Securities Laws and (b) approach and negotiate with a single potential purchaser to effect such sale. Assignors acknowledge and agree that any such sale might result in prices and other terms less favorable to the seller if such sale were a public sale without such restrictions. In the event of any such sale, Lender shall incur no responsibility or liability for selling all or any part of the Collateral in accordance with the terms hereof at a price that Lender, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this paragraph will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Lender sells.

     17. Governing Law; Terms. THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     18. Setoff. Regardless of the adequacy of any collateral, during the continuance of any Event of Default, any deposits (general or specific, time or demand, provisional or final, regardless of currency, maturity, or the branch of where such deposits are held) or other sums credited by or due from any of the Banks to Assignors and any securities or other property of Assignors in the possession of such Bank may be applied to or set off against the payment of Obligations and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of such Person to such Bank.

     19. Notices. Each notice, demand, election or request provided for or permitted to be given pursuant to this Assignment (hereinafter in this Paragraph 19 referred to as "Notice"), but specifically excluding to the maximum extent permitted by law any notices of the institution or commencement of foreclosure proceedings, must be in writing and shall be deemed to have been properly given or served by personal delivery or by sending same by overnight courier or by depositing same in the United States Mail, postpaid and registered or certified, return receipt requested as follows:

     If to the Lender, at the address set forth in the Credit Agreement; and

     If to the Assignors:

               PAFC Management, Inc.
               277 Park Avenue
               47th Floor
               New York, New York  10172
               Attn: Richard Czaja

     and to:

               Stanley Stahl
               Stahl Real Estate Company
               277 Park Avenue
               47th Floor
               New York, New York 10172

Each Notice shall be effective upon being personally delivered or upon being sent by overnight courier or upon being deposited in the United States Mail as aforesaid. The time period in which a response to such Notice must be given or any action taken with respect thereto (if any), however, shall commence to run from the date of receipt if personally delivered or sent by overnight courier, or if so deposited in the United States Mail, the earlier of three (3) Business Days following such deposit or the date of receipt as disclosed on the return receipt. Rejection or other refusal to accept or the inability to deliver because of changed address for which no notice was given shall be deemed to be receipt of the Notice sent. By giving at least fifteen (15) days prior Notice thereof, Assignors or Lender shall have the right from time to time and at any time during the term of this Assignment to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

     20. No Unwritten Agreements. THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     21. Miscellaneous. Time is of the essence of this Assignment. Title or captions of paragraphs hereof are for convenience only and neither limit nor amplify the provisions hereof. If, for any circumstances whatsoever, fulfillment of any provision of this Assignment shall involve transcending the limit of validity presently prescribed by applicable law, the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provision herein operates or would prospectively operate to invalidate this Assignment, in whole or in part, then such clause or provision only shall be held for naught, as though not herein contained, and the remainder of this Assignment shall remain operative and in full force and effect.

     22. Non-Recourse Obligations. The liability and obligations of the Assignors and their respective officers, members, shareholders, partners or other person or entity having an interest therein to perform and observe the obligations contained in this Assignment shall be subject to and limited by the terms of Section 32 of the Credit Agreement.

     IN WITNESS WHEREOF, Assignors and Lender have executed this Assignment on the date first above written.

                                   LENDER:

                                   THE FIRST NATIONAL BANK OF BOSTON, as Agent


                                   By:/s/ Mark E. Basham
                                      _______________________________________
                                      Mark E. Basham, Managing Director




                                   ASSIGNORS:



                                   /s/ Stanley Stahl
                                   __________________________________________
                                   Stanley Stahl


                                   PAFC MANAGEMENT, INC., a Delaware
                                   corporation

                                   By: /s/ Stanley Stahl
                                   __________________________________________
                                   Title:

                                   [CORPORATE SEAL]

                                  EXHIBIT "A"


                           ORGANIZATIONAL AGREEMENTS

                                  EXHIBIT "B"


                            PROMISSORY NOTE LEGEND


"THIS NOTE HAS BEEN PLEDGED BY [INSERT NAME OF APPLICABLE ASSIGNOR] ("ASSIGNORS") TO THE FIRST NATIONAL BANK OF BOSTON, AS AGENT ("LENDER") PURSUANT TO AN ASSIGNMENT OF MEMBER'S INTEREST DATED AS OF APRIL 25, 1997 (THE "ASSIGNMENT"). ALL AMOUNTS PAYABLE TO ASSIGNORS PURSUANT TO THIS NOTE SHALL BE PAID DIRECTLY TO LENDER AS REQUIRED BY THE ASSIGNMENT."